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                                                                   Exhibit 10.25

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                          COMMON STOCK PURCHASE WARRANT

                   OPTIMARK TECHNOLOGIES, INC. (the "Company")

                     DATE OF INITIAL ISSUANCE: JUNE 19, 1998

      THIS CERTIFIES THAT for value received, TRANSAMERICA BUSINESS CREDIT CORPORATION or its registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, Forty Two Thousand Five Hundred (42,500) shares (subject to the limitation set forth in Section 2.3 below) of common stock, $0.01 par value, of the Company (the "Common Stock"), at the Warrant Price, payable as provided herein. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained, and may be exercised in whole or in part.

SECTION 1. Definitions.

      For all purposes of this Warrant, the following terms shall have the meanings indicated:

      Common Stock - shall mean and include the Company's authorized Common Stock, $0.01 par value, as constituted at the date hereof.

      Exchange Act - shall mean the Securities Exchange Act of 1934, as amended from time to time.

      Securities Act - the Securities Act of 1933, as amended.

      Term of this Warrant - shall mean the period beginning on the date of initial issuance hereof and ending on June 18, 2003.

      Warrant Price - $10.00 per share, subject to adjustment in accordance with
Section 4 hereof.

      Warrant - this Warrant issued in connection with a Commitment Letter dated April 23, 1998 executed by the Company and Transamerica Business Credit Corporation (the "Commitment Letter") to the original holder of this Warrant, or any permitted transferees from such original holder or this Holder.

      Warrant Shares - shares of Common Stock purchased or purchasable by the Holder of this Warrant upon the exercise hereof.
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SECTION 2. Exercise of Warrant.

      2.1. Procedure for Exercise of Warrant. To exercise this Warrant in whole or in part (but not as to any fractional share of Common Stock), the Holder shall deliver to the Company at its office referred to in Section 11 hereof at any time and from time to time during the Term of this Warrant: (i) the Notice of Exercise in the form attached hereto, (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company's account (or any combination of any of the foregoing) in the amount of the aggregate Warrant Price for each Warrant Share being purchased, and (iii) this Warrant. Notwithstanding any provisions herein to the contrary, if the Current Market Price (as defined in Section 5) is greater than the Warrant Price (at the date of calculation, as set forth below), in lieu of exercising this Warrant as hereinabove permitted, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the office of the Company referred to in Section 11 hereof, together with the Notice of Exercise, in which event the Company shall issue to the Holder that number of shares of Common Stock computed using the following formula:

                               CS = WCS x (CMP-WP)
                                    --------------
                                          CMP

Where

      CS equals the number of shares of Common Stock to be issued to the Holder

      WCS equals the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (at the date of such calculation)

      CMP   equals the Current Market Price (at the date of such calculation)

      WP equals the Warrant Price (as adjusted to the date of such calculation)

Subject to the limitations set forth in Section 6.2 hereof regarding the transfer of Warrant Shares, in the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, registered in the name of the Holder or such other name or names as may be designated by the Holder, shall be delivered to the Holder hereof within a reasonable time, not exceeding fifteen (15) days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Warrant Shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for Warrant Shares is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the aggregate Warrant Price and any applicable taxes was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

      2.2. Transfer Restriction Legend. Each certificate for Warrant Shares shall bear the following legends (and any additional legend required by (i) any applicable state securities laws and (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise, be listed) on


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the face thereof unless at the time of exercise such Warrant Shares shall be registered under the Securities Act:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

      THE SALE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THAT COMMON STOCK PURCHASE WARRANT DATED JUNE 19, 1998 IN FAVOR OF TRANSAMERICA BUSINESS CREDIT CORPORATION, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE.

Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution under a registration statement of the securities represented thereby) shall also bear such legend unless, in the written opinion of counsel for the holder thereof (which counsel shall be reasonably satisfactory to counsel for the Company) the securities represented thereby are not, at such time, required by law to bear such legend.

      2.3. Limitation on Exercise; Reduction of Number of Warrant Shares. Prior to March 31, 1999, the Holder shall not be permitted to exercise this Warrant for a greater number of Warrant Shares than results from the following computation: 42,500 times a fraction, the numerator of which is the aggregate amount of Equipment Cost represented by all Lease Schedules funded under the Master Lease Agreement dated as of June 19, 1998 under which the Company is Lessee (the "Master Lease"), and the denominator of which is $5,000,000. In the event that the Lessor under the Master Lease declines to fund further Lease Schedules under the Master Lease on the grounds that the Lessee has suffered a material adverse change, then this Warrant will thereafter be exerciseable only for the number of Warrant Shares set forth in the preceding sentence. If, as of March 31, 1999, the Lessor has not declined to fund Lease Schedules in this manner, then this Warrant shall thereafter be fully exerciseable as though this
Section 2.3 were not present.

SECTION 3. Covenants as to Common Stock. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that it will pay when due and payable any and all federal and state taxes which may be payable in respect of the issue of this Warrant or any Common Stock or certificates therefor issuable upon the exercise of this Warrant; provided, however, the Company shall not be required to pay any tax or other incidental expense which may be payable in respect of (i) any transfer or delivery of this Warrant by the Holder to another person or entity or (ii) the issuance or delivery of certificates representing Warrant Shares to a person or entity other than the Holder. The Company further covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant. The Company further covenants and agrees that if


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any shares of capital stock to be reserved for the purpose of the issuance of
Warrant Shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such Warrant Shares may be validly issued or delivered upon exercise, then the Company will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be.

SECTION 4. Certain Adjustments

            a. Capital Adjustments. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price then in effect shall be subject to adjustment as follows:

                  i. Stock Dividends, Splits, Etc.. If at any time during the Term of this Warrant (A) the Company shall pay a stock dividend payable in shares of Common Stock or (B) the number of shares of Common Stock shall be increased by a subdivision or split-up of shares of Common Stock, then, on the date of the payment of such dividend or immediately after the effective date of subdivision or split up, as the case may be, the number of Warrant Shares to be delivered upon exercise of this Warrant will be increased so that the Holder will be entitled to receive the number of shares of Common Stock that such Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Warrant Price will be adjusted as provided below in paragraph (iii).

                  ii. Combination of Stock. If the number of shares of Common Stock outstanding at any time during the Term of this Warrant shall be decreased by a combination of the outstanding shares of Common Stock, then, immediately after the effective date of such combination, the number of Warrant Shares to be delivered upon exercise of this Warrant will be decreased so that the Holder thereafter will be entitled to receive the number of shares of common Stock that such Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Warrant Price will be adjusted as provided below in paragraph (iii).

                  iii. Warrant Price Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of this Warrant is adjusted as provided pursuant to this Section 4(a), the Warrant Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Warrant Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter; provided, however, that the Warrant Price for each Warrant Share shall in no event be less than the par value of such Warrant Share.

            b. Certain Distributions.

                  i. Warrant Price Adjustment. In case the Company shall at any time or from time to time distribute to all or substantially all of the holders of shares of its Common Stock (including, but not limited to, any distribution made in connection with a merger or consolidation in which the Company is the resulting or surviving entity and the Common Stock is not changed or exchanged), evidences of indebtedness of the Company or another entity, securities of the Company or another entity, or other assets (excluding dividends payable in shares of Common Stock for which adjustment is made under Section 4(a)(i) and excluding cash dividends and distributions) or rights or warrants to subscribe for or purchase the foregoing (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Company convertible into or exchangeable for Common


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Stock), or if the Company shall declare a cash dividend upon its Common Stock payable otherwise then out of earnings or earned surplus (each, a "Distribution"), then, and in each such case, the Warrant Price then in effect shall be adjusted (and any other appropriate actions shall be taken by the Company) by multiplying the Warrant Price in effect immediately prior to the date of such Distribution by a fraction (A) the numerator of which shall be the Current Market Price of the Common Stock less the fair market value of the evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock (as determined in good faith by the Board of Directors of the Company, whose determination shall be conclusive), and (B) the denominator of which shall be the Current Market Price of the Common Stock. Such adjustment shall be made whenever any Distribution is made.

                  ii. Additional Shares. In addition to the Warrant Price adjustment pursuant to paragraph (i) above, in case the Company shall at any time or from time to time make a Distribution of securities of the Company or another entity as described in paragraph (i) above (the "Additional Shares"), then, and in each such case, the Company shall, at its expense, cause an additional warrant (the "Additional Warrant"), substantially in the form of this Warrant, to be issued by such entity or the Company, as the case may be, to evidence the Holder's right to acquire the kind and amount of Additional Shares receivable by a holder of the number of shares of Common Stock that such Holder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately before such Distribution is made, subject to adjustments that shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. The Additional Warrant shall be subject to adjustments that shall be as nearly equivalent as practicable to the adjustments provided for in this Section 4. The exercise price for each Additional Share shall be determined conclusively by the Board of Directors in good faith after considering the relationship that exists (as of the date of the issuance of the Additional Warrant) between the Warrant Price and the fair market value of each Warrant Share; provided, however, that such exercise price shall in no event be greater than the amount by which the Warrant Price was decreased pursuant to paragraph (i) above.

            c. No Adjustment. If the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the number of Warrant Shares and/or the Warrant Price then in effect shall be required by reason of the taking of such record.

SECTION 5. Additional Adjustment Provisions. (a) All calculations under Section 4 shall be made to the nearest cent or to the nearest one-tenth (1/10) of a share, as the case may be.

      (b) For the purpose of any computation pursuant to Section 4, the Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 15 consecutive business days ending on the last business day before the day in question (as adjusted for any stock dividend, split, combination or reclassification that took effect during such 15 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or as reported by Nasdaq (or if the Common Stock is not at the time listed or admitted for trading on any such exchange or if prices of the Common Stock are not reported by Nasdaq then such price shall be equal to the average of the last reported bid and asked prices on such day as reported by The National Quotation Bureau Incorporated or any similar reputable quotation and reporting service, if such quotation is not reported by The National Quotation Bureau Incorporated); provided, however, that


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if the Common Stock is not traded in such manner that the quotations referred to in this clause (b) are available for the period required hereunder, the Current Market Price shall be determined in good faith by the Board of Directors of the Company.

      (c) Whenever the Warrant Price shall be adjusted as provided in Section 4, the Company shall prepare a statement showing the facts requiring such adjustment and the Warrant Price that shall be in effect after such adjustment. The Company shall cause a copy of such statement to be sent by mail, first class postage prepaid, to each Holder of this Warrant at its, his or her address appearing on the Company's records. Where appropriate, such copy may be given in advance and may be included as part of the notice required to be mailed under the provisions of subsection (e) of this Section 5.

      (d) Adjustments made pursuant to Section 4 shall be made on the date such dividend, subdivision, split-up, combination or Distribution, as the case may be, is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend, subdivision, split-up, combination or distribution.

      (e) In the event the Company shall propose to take any action of the types described in Section 4, the Company shall forward, at the same time and in the same manner, to the Holder of this Warrant such notice, if any, which the Company shall give to the holders of capital stock of the Company.

      (f) In any case in which an adjustment shall become effective immediately after a record date for an event, the Company may defer until the occurrence of such event issuing to the Holder of all or any part of this Warrant which is exercised after such record date and before the occurrence of such event the additional shares of capital stock (if any) issuable upon such exercise by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such exercise before giving effect to such adjustment exercise; provided, however, that upon such exercise by the Holder, the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

SECTION 6. Ownership.

      6.1. Ownership of This Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by anyone other than the Company) for all purposes and shall not be affected by any notice to the contrary until presentation of this Warrant for registration of transfer as provided in this Section 6.

      6.2. Transfer and Replacement. Subject to the limitations set forth in this Section 6.2, this Warrant and all rights hereunder are transferable in whole or in part upon the books of the Company by the Holder hereof in person or by duly authorized attorney, and a new Warrant or Warrants, of the same tenor as this Warrant but registered in the name of the transferee or transferees (and in the name of the Holder, if a partial transfer is effected) shall be made and delivered by the Company upon surrender of this Warrant duly endorsed, at the office of the Company referred to in Section 11 hereof. Notwithstanding any other provision of this Warrant, no transfer of this Warrant or the Warrant Shares may by made unless such transfer complies in all respects with applicable federal and state securities laws, including without limitation, the Securities Act and provided that such transfer does not result in the Company having a class of equity security held of record by 500 or more persons as determined in accordance with Section 12(g) of the Exchange Act and the rules and regulations promulgated thereunder. If requested by the Company in the event of a proposed transfer of this Warrant or the


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Warrant Shares by the Holder, an opinion of counsel to the Holder transferring this Warrant or the Warrant Shares (which shall be satisfactory to the Company) shall be supplied to the Company at such transferring Holder's expense, to the effect that such transfer complies with the applicable state and federal securities laws. Notwithstanding the foregoing, no opinion of counsel will be required in the case of a transfer of the entire Warrant (and all of the Warrant Shares) by the Holder to an entity whose beneficial ownership is not different from that of the Holder, where the Holder receives no consideration from an unaffiliated third party in connection with such transfer, provided that such transfer complies with the applicable state and federal securities laws. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft or destruction, and, in such case, of indemnity or security reasonably satisfactory to it, and upon surrender of this Warrant if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant; provided that if the Holder hereof is an instrumentality of a state or local government or an institutional holder or a nominee for such an instrumentality or institutional holder an irrevocable agreement of indemnity by such Holder shall be sufficient for all purposes of this Section 6, and no evidence of loss or theft or destruction shall be necessary. This Warrant shall be promptly cancelled by the Company upon the surrender hereof in connection with any transfer or replacement. In the case of the loss, theft or destruction of this Warrant, the Company shall pay all expenses, taxes and other charges payable in connection with any replacement of this Warrant. Stock transfer taxes (if any) payable in connection with a transfer of this Warrant shall be payable by the Holder.

SECTION 7. Mergers, Consolidation, Sales. In the case of any proposed consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed reorganization or reclassification of the capital stock of the Company, then, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable hereunder, such shares of stock, securities or assets as may (by virtue of such consolidation, merger, sale, reorganization or reclassification) be issued or payable with respect to or in exchange for the number of shares of such Common Stock purchasable hereunder immediately before such consolidation, merger, sale, reorganization or reclassification. In any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise of this Warrant.

SECTION 8. Notice of Dissolution or Liquidation. In case of any distribution of the assets of the Company in dissolution or liquidation (except under circumstances when the foregoing Section 7 shall be applicable), the Company shall give notice thereof to the Holder hereof and shall make no distribution to shareholders until the expiration often (10) business days from the date of mailing of the aforesaid notice and, in any case, the Holder hereof may exercise this Warrant within ten (10) business days from the date of the giving of such notice, and all rights herein granted not so exercised within such thirty-day period shall thereafter become null and void.

SECTION 9. Notice of Extraordinary Dividends. If the Board of Directors of the Company shall declare any dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable in shares of its Common Stock, the Company shall mail notice thereof to the Holder hereof not less than ten (10) business days prior to the record date fixed for determining shareholders entitled to participate in such dividend or other distribution, and the Holder hereof shall not participate in such dividend or other distribution unless this Warrant is exercised prior to such record


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date. The provisions of this Section 9 shall not apply to distributions made in connection with transactions covered by Section 7.

SECTION 10. Fractional Shares. Fractional shares shall not be issued upon the exercise of this Warrant but in any case where the Holder would, except for the provisions of this Section 10, be entitled under the terms hereof to receive a fractional share upon the complete exercise of this Warrant, the Company shall, upon the exercise of this Warrant for the largest number of whole shares then called for, pay a sum in cash equal to the excess of the value of such fractional share (determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company) over the Warrant Price for such fractional share.

SECTION 11. Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail, courier service or overnight mail to, the Holder at Transamerica Technology Finance Division, 76 Batterson Park Road, Farmington, Connecticut 06032, Attention: Assistant Vice President, Lease Administration, with a copy to the Lender at Riverway II, West Office Tower, 9399 West Higgins Road, Rosemont, Illinois 60018, Attention: Legal Department or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at, or sent by certified or registered mail, courier service or overnight mail to, the Company at 10 Exchange Place, 12th Floor, Jersey City, New Jersey, 07032, Attention: Vice President Finance & Administration with a copy to Ducker, Montgomery & Lewis, P.C., One Civic Center Plaza, 1560 Broadway, Suite 1500, Denver, Colorado 80202, Attn: Michael J. Kelly, Esq. or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when delivered by hand, if personally delivered; when delivered by courier or overnight mail, if delivered by commercial courier service or overnight mail; and when mailed, if sent by registered or certified mail.

SECTION 12. No Rights as Stockholder; Limitation of Liability. This Warrant shall not entitle the Holder to any of the rights of a shareholder of the Company except upon exercise in accordance with the terms hereof. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Warrant Price hereunder or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 13. Law Governing. THE VALIDITY, INTERPRETATION, AND ENFORCEMENT OF THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

SECTION 14. Miscellaneous. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (or any respective predecessor in interest thereof). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

SECTION 15. Successors. The provisions of this Warrant shall inure to the benefit of and be binding upon the Company, the Holder and their respective permitted assigns. Nothing in this Warrant, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Warrant, except as expressly provided in this Warrant.


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

SECTION 16. Representations and Warranties by the Holder. The Holder represents and warrants to the Company as follows:

            a. This Warrant is being acquired and any Warrant Shares will be acquired for the Holder's own account, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act.

            b. The Holder understands that this Warrant has not been and the Warrant Shares will not be registered under the Securities Act by reason of their issuance in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act pursuant to Section 4(2) thereof. Accordingly, this Warrant and the Warrant Shares must be held by the Holder indefinitely, and the Holder must therefore bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Securities Act or is exempted from such registration.

            c. The Holder has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of this Warrant and the Warrant Shares and of protecting its interests in connection therewith.

            d. The Holder is able to bear the economic risk of the purchase of Warrant Shares pursuant to the terms of this Warrant.

      IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer this 19th day of June, 1998.


                                      OPTIMARK TECHNOLOGIES, INC.


[CORPORATE SEAL]                      By: /s/ Paul I. Kasnetz
                                          ------------------------------

                                      Title: VP Finance & Adm.
                                             ---------------------------


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

                           FORM OF NOTICE OF EXERCISE

                [To be signed only upon exercise of the Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT

      The undersigned hereby exercises the right to purchase __________ shares of Common Stock which the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith

[check one]

                             o     makes payment of $___________ therefor; or

                             o directs the Company to issue _______ shares, and to withhold ____ shares in lieu of payment of the Warrant Price, as described in
                                   Section 2.1 of the Warrant.

All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:

      The shares are to be issued in certificates of the following denominations:


                                      ________________________________________

                                      [Type Name of Holder]


                                      By: ____________________________________

                                      Title: _________________________________


Dated: ___________________________


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

                               FORM OF ASSIGNMENT
                                    (ENTIRE)

               [To be signed only upon transfer of entire Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

      FOR VALUE RECEIVED ___________________________ hereby sells, assigns and transfers unto _________________________________ all rights of the undersigned under and pursuant to the within Warrant, and the undersigned does hereby irrevocably constitute and appoint ___________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.


                                      ________________________________________

                                      [Type Name of Holder]


                                      By: ____________________________________

                                      Title: _________________________________


Dated: ___________________________


NOTICE

      The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.

                               FORM OF ASSIGNMENT
                                    (PARTIAL)

              [To be signed only upon partial transfer of Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO TRANSFER THE WITHIN WARRANT

      FOR VALUE RECEIVED __________________ hereby sells, assigns and transfers unto _________________________________ (i) the rights of the undersigned to purchase ___ shares of Common Stock under and pursuant to the within Warrant, and (ii) on a non-exclusive basis, all other rights of the undersigned under and pursuant to the within Warrant, it being understood that the undersigned shall retain, severally (and not jointly) with the transferee(s) named herein, all rights assigned on such non-exclusive basis. The undersigned does hereby irrevocably constitute and appoint ____________________________ Attorney to transfer the said Warrant on the books of the Company, with full power of substitution.


                                      ________________________________________

                                      [Type Name of Holder]


                                      By: ____________________________________

                                      Title: _________________________________


Dated: ___________________________


NOTICE

      The signature to the foregoing Assignment must correspond to the name as written upon the face of the within Warrant in every particular, without alteration or enlargement or any change whatsoever.


                                       12